SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 GUARANTY CAPITAL TRUST I                                 GUARANTY FINANCIAL CORPORATION
  (Exact Name of Registrant as Specified in its Charter)      (Exact Name of Registrant as Specified in its Charter)

                         Delaware                                                    Virginia
         (State of Incorporation or Organization)                    (State of Incorporation or Organization)

                        54-1696103                                                  54-1786496
            (I.R.S. Employer Identification No.)                       (I.R.S. Employer Identification No.)

            c/o Guaranty Financial Corporation
                 1658 State Farm Boulevard                                  1658 State Farm Boulevard
              Charlottesville, Virginia 22911                            Charlottesville, Virginia 22911
         (Address of Principal Executive Offices)                    (Address of Principal Executive Offices)

If this form relates to the registration of a class of       If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act     securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),      Act and is effective pursuant to General Instruction
please check the following box.  [  ]                        A.(d), please check the following box.  [ X ]

Securities Act registration statement file number to which this form relates:

                                   333-48825 and 333-48825-01    (If applicable)
                               ----------------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                          Name of Each Exchange on Which
     to be so Registered                          Each Class is to be Registered
     -------------------                          ------------------------------

            none                                                none


        Securities to be registered pursuant to Section 12(g) of the Act:

                     $1.75 Convertible Preferred Securities
               (Liquidation Amount $25.00 per Preferred Security)
                     and the Guarantee with respect thereto
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.      Description of Registrants' Securities to be Registered.

         This registration statement relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of the $1.75 Convertible Trust Preferred Securities (Liquidation Amount $25.00 per Preferred Security) of Guaranty Capital Trust I (the "Preferred Securities"), a Delaware business trust (the "Trust"), and the guarantee with respect to the Preferred Securities issued by Guaranty Financial Corporation (the "Guarantee"), a
Virginia corporation (the "Company", and, together with the Trust, the "Registrants"). The descriptions of the Preferred Securities and the Guarantee to be registered hereunder are set forth under the captions "Description of Preferred Securities" and "Description of Guarantee", respectively, in the Prospectus filed by the Registrants with the Securities and Exchange Commission on April 29, 1998 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, which was declared effective by the Commission on April 29, 1998.


Item 2.      Exhibits

             4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and
                      incorporated herein by reference.

             4.2 Trust Agreement of the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and
                      incorporated herein by reference.

             4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

             4.4      Form  of  Preferred  Security  certificate,   included  as
                      Exhibit 4.5 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01,
                      and incorporated herein by reference.

             4.5      Articles  of  Incorporation  of the  Company,  included as
                      Exhibit 3.1 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01,
                      and incorporated herein by reference.

             4.6 Bylaws of the Company, included as Exhibit 3.2 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and
                      incorporated herein by reference.

             4.7 Form of Guarantee Agreement with respect to the Preferred Securities, included as Exhibit 4.7 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GUARANTY CAPITAL TRUST I



Dated:  April 26, 1999                 By: /s/ Thomas P. Baker
                                           -------------------------------------
                                           Thomas P. Baker
                                           Administrative Trustee


                                       GUARANTY FINANCIAL CORPORATION



Dated:  April 26, 1999                 By: /s/ Thomas P. Baker
                                           -------------------------------------
                                           Thomas P. Baker
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------                        -----------

   4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.2 Trust Agreement of the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.4 Form of Preferred Security certificate, included as Exhibit 4.5 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.5 Articles of Incorporation of the Company, included as Exhibit 3.1 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.6 Bylaws of the Company, included as Exhibit 3.2 to the Registrants' Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.

   4.7         Form  of  Guarantee  Agreement  with  respect  to  the  Preferred
               Securities,   included  as  Exhibit   4.7  to  the   Registrants'
               Registration Statement on Form S-1, Registration Nos. 333-48825 and 333-48825-01, and incorporated herein by reference.